Acquisitions	12 Months Ended
Dec. 31, 2012
Acquisitions
Acquisitions

3.                          Acquisitions

On July 9, 2012, we completed the acquisition of certain assets of a surgical laser equipment service provider for total consideration of approximately $5.3 million.  The consideration consists of $2.6 million of cash paid at closing, $1.0 million of debt assumed that was paid off upon closing, and approximately $1.7 million in contingent earn-out payment expected to be paid in the second half of 2013.

The following summarizes the preliminary estimates of fair values of assets acquired and liabilities assumed at the date of acquisition within our consolidated balance sheet:

(in millions)	July 9, 2012
Net working capital	$0.6
Property and equipment	1.1
Goodwill	1.2
Intangible assets	2.4
Debt	(1.0)
Total purchase price	$4.3

On March 31, 2012, we completed the acquisition of certain assets of the southern California equipment rental division of a medical equipment manufacturer. The total purchase price was approximately $0.8 million, including approximately $0.4 million in contingent consideration which may be paid over four years based on future revenues. Assets acquired consisted of medical equipment of $0.4 million and customer relationship intangibles of $0.3 million.

On January 3, 2012, we completed the acquisition of all of the outstanding stock of a Florida-based surgical laser equipment service provider for total consideration of approximately $16.1 million. The total consideration consists of $11.0 million of cash paid at closing, $3.2 million of debt assumed that was paid off upon closing, and $1.9 million of holdback amounts which was subsequently paid in January 2013.  The acquisition was funded through our Senior Secured Credit Facility. At December 31, 2012, $0.3 million in holdback amount had been paid.

The following summarizes the fair values of assets acquired and liabilities assumed at the date of acquisition within our consolidated balance sheet:

(in millions)	January 3, 2012
Net working capital	$0.4
Property and equipment	5.4
Goodwill	8.4
Intangible assets	5.3
Deferred tax liability	(3.4)
Debt	(3.2)
Total purchase price	$12.9

Acquisitions completed during the year ended 2012 are not material individually or in the aggregate.

On April 1, 2011, we completed our acquisition of Emergent Group, which was, at December 31, 2011, merged into its principal operating subsidiary, PRI Medical, whose name was subsequently changed to UHS Surgical Services, Inc., and which we refer to as “Surgical Services”. Surgical Services is a provider of laser and mobile surgical equipment services primarily for the urology community.

We acquired Surgical Services (previously, Emergent Group), for a total purchase price of approximately $65.3 million, which represents the sum of $60.0 million of cash paid for equity, $4.8 million of capital lease liability assumed and $2.0 million of transaction costs, less cash acquired of $1.5 million. All outstanding shares were purchased at a price of $8.46 per share. The acquisition was funded primarily by drawings under our existing Senior Secured Credit Facility, which is described below in Note 8, Long-Term Debt.

The amounts of revenue and net loss of Surgical Services included in the Company’s consolidated statements of operations from the April 1, 2011 to December 31, 2012 are as follows:

	Revenue and net loss included in the Consolidated Statements of Operations from:
(in thousands)	January 1, 2012 to December 31, 2012	April 1, 2011 to December 31, 2011
Revenue	$50,185	$25,421
Net loss attributable to Surgical Services	(3,308)	(1,805)

The following unaudited supplemental pro forma information presents the financial results as if the acquisition of Surgical Services had occurred on January 1, 2010 for the years ended December 31, 2011 and 2010, respectively. This supplemental pro forma information has been prepared for comparative purposes and does not purport to be indicative of what would have occurred had the acquisition been made on January 1, 2010, nor are they indicative of any future results.

Year Ended
(in thousands)	December 31, 2011
Pro forma consolidated results
Revenue	$362,985
Net loss attributable to Universal Hospital Services, Inc.	(20,339)

Year Ended
(in thousands)	December 31, 2010
Pro forma consolidated results
Revenue	$341,717
Net loss attributable to Universal Hospital Services, Inc.	(34,096)

These amounts have been calculated after applying the Company’s accounting policies and adjusting the results of Surgical Services to reflect the additional depreciation, amortization and interest that would have been charged assuming that both the fair value adjustments, primarily to medical equipment and intangible assets, and draws on the line of credit to fund the acquisition had been applied on January 1, 2010, as applicable, together with the consequential tax effects.

All acquisitions were funded primarily from our existing senior secured credit facility.

Other Acquisitions

On May 31, 2011, we completed the acquisition of certain assets of the equipment rental division of a medical equipment manufacturer for $6.5 million in cash.  The assets acquired primarily consisted of movable medical equipment of approximately $1.7 million, customer relationship intangibles of approximately $1.9 million and tax deductible goodwill of approximately $2.9 million. This acquisition did not have a material impact on our consolidated results of operations or our financial position for the 2011 fiscal year.

On October 3, 2011, we completed the acquisition, effective October 1, 2011, of all of the outstanding stock of a surgical laser equipment service provider for approximately $5.5 million in cash consideration. The $5.5 million purchase price includes $0.5 million of debt which was paid off at closing. In conjunction with this acquisition, approximately $3.1 million of non-deductible goodwill was recorded. This acquisition did not have a material impact on our consolidated results of operations or our financial position for the 2011 fiscal year.

The Company expensed $0.3, $3.5 and $0 million of acquisition and integration related costs for the years ended December 31, 2012, 2011 and 2010, respectively, of which approximately $3.3 million for the year ended December 31, 2011 was related to the April 1, 2011 Emergent Group acquisition. These costs are included in the line item entitled “Restructuring, acquisition and integration expenses” in the accompanying consolidated statements of operations.